EXHIBIT 99.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in each of the Registration Statements on Form S-1 (No. 333- 224039 and No. 333-234105), Form S-3 (No. 333-214868, No. 333-237808, No. 333-251255, No. 333-251256, and No. 333-257051) and Form S-8 (No. 333-193453, No. 333-196763, No. 333-207108, No. 333-213133, No. 333-219238, No. 333-227699, No. 333-233352, No. 333-237137, No. 333-249466, and No. 333-260120), of NightHawk Biosciences, Inc. of our report dated April 28, 2022 relating to the financial statements of Elusys Therapeutics, Inc. as of and for the year ended December 31, 2021, which appears in this Current Report on Form 8-K/A.

/s/Cherry Bekaert LLP

Raleigh, North Carolina

June 6, 2022